UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2011

LEAPFROG ENTERPRISES, INC.

(Exact name of registrant as specified in its chapter)

Delaware	1-31396	95-4652013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Hollis Street, Suite 100 Emeryville, California		94608-1071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 420-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Form 8-K of LeapFrog Enterprises, Inc. filed with the U.S. Securities and Exchange Commission on June 6, 2011 (the “Original Form 8-K”) is hereby amended to correct typographical errors in Sections 3(a) and 3(c) of the LeapFrog Enterprises, Inc. 2011 Equity Incentive Plan (the “2011 EIP”) filed as Exhibit 10.1 to the Original Form 8-K. The sole purpose of this amendment to the Original Form 8-K is to file a copy of the corrected 2011 EIP, which is attached as Exhibit 10.1 to this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	LeapFrog Enterprises, Inc. 2011 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LeapFrog Enterprises, Inc.
(Registrant)

	By:	/s/ Mark A. Etnyre
Date: June 30, 2011		Mark A. Etnyre
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	LeapFrog Enterprises, Inc. 2011 Equity Incentive Plan